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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)          June 12, 2000
                                                              -------------

                     FIRST USA BANK, NATIONAL ASSOCIATION
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            (Exact name of registrant as specified in its charter)

  (As Servicer on behalf of CC MASTER CREDIT CARD TRUST (FORMERLY CHEVY CHASE
                          MASTER CREDIT CARD TRUST))

    Laws of the United States                33-81786                       51-0269396
    -------------------------                --------                       ----------
  (State or other jurisdiction       (Commission File Number)       (IRS Employer Identification
of incorporation or organization)                                             Number)

201 North Walnut Street, Wilmington, Delaware                          19801
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(Address of principal executive offices)                             (Zip Code)

                302/594-4117
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Registrant's telephone number, including area code

                                      N/A
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  (Former name, former address and former fiscal year, if changed since last report)
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Item 5.   Other Events

               In the May reporting period, certain charge-off policies for the Trust were changed in order to conform these policies to new guidelines adopted by the Federal Financial Institution Examination Council. The changes relate to the timing of recognition of losses on accounts of which the cardholder has filed for bankruptcy or died. The implementation of these changes has caused a one-time acceleration of certain charge-offs. Accounts of bankrupt cardholders were previously charged off 90 days after First USA Bank, National Association, the Servicer of the Trust, was notified of bankruptcy. These accounts will now be charged off 60 days after notification. Accounts of deceased customers were previously charged off after 180 days but under the new policy will be charged off after 60 days.

               These policy changes will cause a one-time increase in net credit losses for the May Trust results. Reported Trust net credit losses for May were 10.89% after the one time increase in charge-offs due to bankruptcy or death of 3.84%. Without the impact of the policy change, net credit losses would have been 7.05%. The impact on one month excess spread and three month average excess spread was approximately 3.84% and 1.28%, respectively.

Item 7.   Financial Statements and Exhibits

     (c)  Exhibits.

          The following exhibits are filed as a part of this report:

          (99.01)  Series 1994-5 Monthly Certificateholders' Statement

          (99.02)  Series 1994-5 Monthly Statement To Certificateholders

          (99.03)  Series 1995-1 Monthly Certificateholders' Statement

          (99.04)  Series 1995-1 Monthly Statement To Certificateholders
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         FIRST USA BANK, NATIONAL ASSOCIATION
                         As Servicer of the CC Master Credit Card Trust (formerly Chevy Chase Master Credit Card Trust)


                         By:  /s/ Tracie H. Klein
                              ------------------------------
                              Name:   Tracie H. Klein
                              Title:  First Vice President

Date:  June 12, 2000
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                                 Exhibit Index

Exhibit No.              Description                                       Page

 99.01         Series 1994-5 Monthly Certificateholders' Statement

 99.02         Series 1994-5 Monthly Statement to Certificateholders

 99.03         Series 1995-1 Monthly Certificateholders' Statement

 99.04         Series 1995-1 Monthly Statement to Certificateholders